UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

CACI International Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 N. Glebe Road Arlington, Virginia		22201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 841-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by CACI International Inc (“CACI”) under Items 1.01, 2.01, 2.03 and 9.01 on February 3, 2016 (the “Original 8-K”). As previously reported in the Original 8-K, on February 1, 2016, CACI, Inc. – Federal, a subsidiary of CACI, completed the acquisition of all of the outstanding equity of L-3 National Security Solutions, Inc. and L-3 Data Tactics Corporation (together, “NSS”) pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), dated December 7, 2015, among CACI, CACI, Inc. - Federal and L-3 Communications Corporation. This Amendment No. 1 amends and supplements Item 9.01 of the Original 8-K to include the financial information required under Item 9.01 which was not previously filed with the Original 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Original 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the Original 8-K is changed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements for NSS required under Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required under Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Unaudited condensed combined interim financial statements of NSS as of September 25, 2015 and for the nine months ended September 25, 2015 and September 26, 2014.
99.2	Audited combined financial statements of NSS as of and for the years ended December 31, 2014 and 2013.
99.3	Unaudited pro forma financial information as of and for the three months ended September 30, 2015 and for the year ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: April 15, 2016	By:	/s/ J. WILLIAM KOEGEL, JR.
J. William Koegel, Jr.
Executive Vice President, General Counsel

Exhibit Index

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Unaudited condensed combined interim financial statements of NSS as of September 25, 2015 and for the nine months ended September 25, 2015 and September 26, 2014.
99.2	Audited combined financial statements of NSS as of and for the years ended December 31, 2014 and 2013.
99.3	Unaudited pro forma financial information as of and for the three months ended September 30, 2015 and for the year ended June 30, 2015.